UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)

August 6, 2003

SMART & FINAL INC.

(Exact name of Registrant as specified in its charter)

Delaware	001-10811	95-4079584
(State of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

600 Citadel Drive City of Commerce, California	90040
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (323) 869-7500

Item 5.    Other Events.

Filed as an exhibit hereto is a News Release, dated August 6, 2003, filed by Smart & Final Inc., entitled “Smart & Final Reaches Definitive Agreement on Sale of Florida Operations to Gordon Food Service.”

Item 7.    Financial Statements and Exhibits.

(c)  Exhibits.

Exhibit No.	Description

99	News Release of Smart & Final Inc. dated August 6, 2003

The statements in this Form 8-K Current Report concerning management’s expectations constitute “forward looking statements” within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. The Private Securities Litigation Reform Act of 1995 provides a safe harbor for forward looking statements. In order to comply with the terms of the safe harbor, Smart & Final Inc. (the “Company”) notes that such forward looking statements are based upon internal estimates which are subject to change because they reflect preliminary information and management assumptions, and that a variety of factors could cause the Company’s actual results and experience to differ materially from the anticipated results or other expectations expressed in the Company’s forward looking statements. This report includes “forward looking statements” including, without limitation, statements as to the Company’s liquidity and availability of capital resources.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 7, 2003	SMART & FINAL INC.

	By:	/s/ RICHARD N. PHEGLEY
	Its:	Richard N. Phegley Senior Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
99	News Release of Smart & Final Inc. dated August 6, 2003